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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                   FORM 8-K/A

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 10, 2000
                                                         ---------------


                                  PULITZER INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                   1-9329                  431819711
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(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                 File Number)            Identification No.)




900 North Tucker Boulevard, St. Louis, Missouri                  63101
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (314) 340-8000
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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           This Form 8-K/A amends the Current Report on Form 8-K of Pulitzer
Inc., previously filed with the Securities and Exchange Commission on August 10, 2000, to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            See Exhibits 99.1 and 99.2.

       (b)  PRO FORMA FINANCIAL INFORMATION

            See Exhibit 99.3.

       (c)  EXHIBITS

            See Exhibit Index.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PULITZER INC.

Date:  October 9, 2000                            By:/s/ Ronald H. Ridgway
                                                     ------------------------
                                                        Ronald H. Ridgway
                                                  Senior Vice President-Finance























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                                  EXHIBIT INDEX

         2.1* The Asset Sale and Purchase Agreement among Journal Register Company, Journal Register East, Inc., Suburban Newspapers of Greater St. Louis, LLC, Journal Company, Inc. and Pulitzer Inc. and SLSJ LLC dated as of June 24, 2000, previously filed as Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 25, 2000 is hereby incorporated by reference.

         23.1  Consent of Ernst and Young LLP.

         99*   Press release, dated August 10, 2000.

         99.1 Suburban Newspapers of Greater St. Louis, LLC and The Ladue News, Inc. Combined Financial Statements for the Year Ended December 26, 1999.

         99.2 Suburban Newspapers of Greater St. Louis, LLC and The Ladue News, Inc. Combined Condensed Financial Statements for the Six Months Ended June 30, 2000.

         99.3 Unaudited Pro Forma Condensed Statement of Consolidated Financial Position as of June 30, 2000 and the Unaudited Pro Forma Condensed Statements of Consolidated Operations for the Year Ended December 31, 1999 and for the Six Months Ended June 30, 2000.


*  Previously filed.









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